UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 24, 2021

FactSet Research Systems Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-11869	13-3362547
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

45 Glover Avenue
Norwalk, Connecticut 06850
(Address of Principal executive offices) (Zip Code)

(203) 810-1000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	FDS	New York Stock Exchange LLC
The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On December 24, 2021, S&P Global Inc., a New York corporation (the “Seller”), and FactSet Research Systems Inc., a Delaware corporation (the “Purchaser”), entered into an Asset Purchase Agreement (the “Agreement”), pursuant to which the Seller has agreed to sell its CUSIP Global Services division,which is the CUSIP issuance and data licensing business (the “Business”) operated by the Seller on behalf of the American Bankers Association (the “ABA”), to Purchaser for $1,925,000,000 in cash (the “Purchase Price”), subject to a working capital adjustment, plus the assumption by Purchaser of certain liabilities of the Business, in each case as specified in the Agreement (the “Transaction”).  In connection with the Agreement, Seller, Purchaser and the ABA entered into a Novation Agreement which will become effective at the closing of the Transaction (the “Closing”) pursuant to which the ABA consented to the Transaction and Purchaser agreed to assume all of Seller’s obligations to the ABA under the Business’ license agreement with the ABA.  The Loan Syndications and Trading Association, Inc. also has consented to the Transaction.

In connection with entry into the Agreement, the Purchaser also entered into a commitment letter (the “Commitment Letter”), with PNC Capital Markets LLC, PNC Bank, National Association, BofA Securities, Inc. and Bank of America, N.A. (collectively, the “Commitment Parties”), pursuant to which the Commitment Parties committed to provide to the Purchaser financing in the aggregate amount of up to $2,500,000,000 to assist with the acquisition of the Business (the “Facilities”), including a $500,000,000 revolving credit facility. The proceeds of the Facilities will be used (a) to finance a portion of the Purchase Price, (b) to pay the fees and expenses related to the Transaction and the Facilities, (c) to replace and refinance Purchaser’s existing revolving credit facility and (d) for working capital and other general corporate purposes.  The commitments under the Commitment Letter are subject to customary closing conditions.

In the Agreement, the Seller and Purchaser have made customary representations and warranties and have agreed to customary covenants relating to the Transaction.  Specifically, before the Closing, the Seller will be subject to certain business conduct restrictions with respect to the Business.  The representation and warranties of Seller and Purchaser and their respective preclosing covenants will not survive consummation of the Transaction.  In addition, the Agreement contains covenants that require each of Seller and Purchaser to use best efforts to take, or cause to be taken, all actions necessary, proper or advisable to consummate the Transaction, including all actions and all things necessary to satisfy the conditions precedent to the Transaction and obtain all required approvals, including regulatory approvals.

The consummation of the Transaction is subject to certain customary closing conditions, including the (i) expiration or termination of any required waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, (ii) European Commission approval of Purchaser as an acceptable acquirer of the Business and (iii) consummation of the merger between the Seller and IHS Markit Ltd. pursuant to the terms of the Agreement and Plan of Merger dated as of November 29, 2020, by and among such parties and their affiliates.  There is no financing condition to the obligations of Purchaser to consummate the Transaction.

The Agreement also contains certain customary termination rights, including the right of either party to terminate the Agreement if (i) the closing has not occurred on or before June 24, 2022 (subject to extension by either party to September 24, 2022 in the event that regulatory approvals remain the only conditions to Closing not satisfied and further extension by either party to December 24, 2022 in the event that regulatory approvals continue to remain the only conditions to Closing not satisfied) and (ii) the European Commission determines that Purchaser is not an acceptable purchaser of the Business or the Agreement and Plan of Merger dated as of November 29, 2020, as amended, by and among such parties and their affiliates, is terminated prior to the closing of the pending merger between the Seller and IHS Markit.

The Seller and Purchaser have agreed to enter into related transaction agreements at the Closing, including a transition services agreement.

The above description of the Agreement and the Transaction does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Agreement.

Item 7.01.	Other Events.

On December 27, 2021, Purchaser issued a press release announcing its entry into the Agreement.  A copy of the press release is furnished herewith as Exhibit 99.1.

The information contained in Item 7.01, as well as in the press release on Exhibit 99.1, is being furnished, not “filed”. Accordingly, the information in the press release will not be incorporated by reference into any registration statement filed by Purchaser under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this Report with respect to the press release is not intended to, and does not, constitute a determination or admission by Purchaser that the information in this Report with respect to the press release is material or complete, or that investors should consider this information before making an investment decision with respect to any security of Purchaser.

Forward-Looking Statements

This Report contains forward-looking statements based on management’s current expectations, assumptions, estimates, forecasts and projections, as of the date such statements are made, about industries in which Purchaser operates and Purchaser’s future operating performance, as well as the economy and other future events or circumstances.  All statements that address expectations, guidance, outlook or projections about the future, including statements about Purchaser’s strategy for growth, product development, revenues, future financial results, anticipated growth, market position, subscriptions, expected expenditures, trends in Purchaser’s business and financial results, are forward-looking statements. Forward-looking statements may be identified by words like “expects,” “believes,” “anticipates,” “plans,” “intends,” “estimates,” “projects,” “should,” “indicates,” “continues,” “may” and similar expressions. These statements are not guarantees of future performance and involve a number of risks, uncertainties and assumptions. These statements include, but may not be limited to, statements about the Transaction, including the expected timing for the Closing. Various risks and uncertainties may cause actual results to differ materially from those stated, projected or implied by any forward-looking statements, including (i) the failure of the S&P Global and IHS Markit merger to be consummated, (ii) any delay in the expiration or termination of any required waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, (iii) any delay in the receipt of European Commission approval of Purchaser, (iv) the risks and costs associated with the integration of, and the ability of Purchaser to integrate the Business successfully and (v) the failure to obtain the necessary financing to complete the Transaction. Factors that will influence the impact on Purchaser’s business and operations include, without limitation, risks and uncertainties affecting Purchaser that are described in its most recent Form 10-K filed with the SEC, which is available on Purchaser’s website at http://investor.factset.com or on the SEC’s website at http://www.sec.gov. Purchaser believes its expectations and assumptions are reasonable, but there can be no assurance that the expectations reflected herein will be achieved. Unless legally required, Purchaser undertakes no obligation to update any forward-looking statements made in this Report whether because of new information, future events or otherwise. Information on the website of Purchaser is not incorporated into or a part of this Report.

Item 9.01.	Exhibits.

Exhibit Number	Description of Exhibit

99.1	Press release of FactSet Research Systems Inc., dated as of December 27, 2021

104	Cover page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FACTSET RESEARCH SYSTEMS INC. (Registrant)

Date: December 27, 2021	By:	/s/ Rachel Stern
		Name:	Rachel Stern
		Title:	Executive Vice President, Chief Legal Officer, Global Head of Strategic Resources and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press release of FactSet Research Systems Inc., dated as of December 27, 2021

104	Cover page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)